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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 10, 1999



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Missouri                    1-12619                  43-1766315
     (State or other              (Commission             (I.R.S. Employer
     Jurisdiction of              File Number)          Identification  No.)
                                 Incorporation)

800 Market Street, Suite 2900
     St. Louis, MO                                63101
  (Address  of  principal                      (Zip  Code)
   executive  offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)





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Item 5.     Other Events.

In  a  press release dated March 10, 1999, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced the calculation of equity earnings from its ownership interest in Vail Resorts, Inc. The equity earnings announced will be reported in the Registrant's second quarter ending March 31, 1999. For the Registrant's second quarter it will record $4.1 million of non-cash, pre-tax earnings from its equity investment in Vail.

Item 7.          Financial Statements and Exhibits.

Exhibit 99.1     Press release dated March 10, 1999




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:     March  11,  1999                    By:  /s/  T.  G.  Granneman
                                                   ----------------------
                                              Duly  Authorized  Signatory  and
                                              Chief  Accounting  Officer




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                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1     Press  release  dated  March  10,  1999